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                                                                      EXHIBIT 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GBC Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry D. Key, Chief Executive Officer of the Company, and I, John Hopkins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                       /s/ Larry D. Key
                                       -----------------------------------------
                                       Larry D. Key, President and C.E.O.
                                       (Principal Executive Officer)



                                       /s/ John Hopkins
                                       -----------------------------------------
                                       John Hopkins, C.F.O.
                                       (Principal Financial and Accounting
                                       Officer)


November 12, 2003


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